UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2021
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THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Avenue, Lake Success, NY 11042
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 587-5000
Former name or former address, if changed since last report: N/A

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HAIN	The Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On November 18, 2021, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of The Hain Celestial Group, Inc. (the “Company”) approved special recognition awards to certain named executive officers of the Company in recognition of their substantial efforts in contributing to the Company’s strategic and other initiatives. Such awards were made as part of the Compensation Committee’s annual assessment of the Company’s compensation program and are in addition to annual awards under the Company’s long-term incentive program.

The Compensation Committee approved the special recognition awards in the form of restricted share units (“RSUs”) granted pursuant to the Company’s Amended and Restated 2002 Long Term Incentive and Stock Award Plan, with 100% cliff vesting on December 31, 2023, subject to the recipient’s continued employment with the Company through the vesting date. Vesting of the RSUs will accelerate upon the recipient’s death, disability or termination without cause within twelve months following a change in control, and will accelerate on a prorated basis upon a termination of the recipient’s employment without cause other than within twelve months following a change in control.

The following table sets forth the RSUs that were awarded to the relevant named executive officers:

Named Executive Officer	Position	Award
Christopher J. Boever	EVP & Chief Commercial Officer	73,566 RSUs
Kristy M. Meringolo	EVP, General Counsel and Corporate Secretary	24,522 RSUs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2021

THE HAIN CELESTIAL GROUP, INC.

By:	/s/ Kristy M. Meringolo
Name:	Kristy M. Meringolo
Title:	EVP, General Counsel and Corporate Secretary